Exhibit 99.2
SPECIAL MEETING OF STOCKHOLDERS OF
BENJAMIN FRANKLIN BANCORP, INC.
                     , 2009
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
â   Please detach along perforated line and mail in the envelope provided.    â
■    20430000000000000000    8                                                      051007

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN				FOR	AGAINST	ABSTAIN
1.	To adopt the Amended and Restated Agreement and Plan of Merger, dated as of December 4, 2008 by and among Independent Bank Corp., Independent Acquisition Subsidiary, Inc., Rockland Trust Company, Benjamin Franklin Bancorp and Benjamin Franklin Bank, and thereby to approve the transactions contemplated by the merger agreement, including the merger of Independent Acquisition Subsidiary, Inc. with and into Benjamin Franklin Bancorp;	☐	☐	☐		2.	To approve one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the merger.	☐	☐	☐

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of the Special Meeting of Stockholders and Proxy Statement for the Special Meeting of Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) pursuant to the revocation methods specified in the Proxy Statement.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
					☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■
■

■
BENJAMIN FRANKLIN BANCORP, INC.
58 MAIN STREET, P.O. BOX 309, FRANKLIN, MASSACHUSETTS 02038-0309
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON                      , 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints Alfred H. Wahlers, Thomas R. Venables and Claire S. Bean and each of them the attorney and proxy of the undersigned, with full power of substitution to vote all shares of common stock of Benjamin Franklin Bancorp, Inc. (the “Corporation”) held of record by the undersigned at the close of business on                      , on behalf of the undersigned at the Special Meeting of Stockholders of the Corporation to be held on                      ,                      , 2009 at 10:00 a.m., local time, at                      , and any adjournments thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting and any adjournments thereof. In their discretion, the proxies are each authorized to vote upon such other business as may properly come before said meeting and any adjournments thereof.
     When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the approval of the Agreement and Plan of Merger and the transactions contemplated thereby, and FOR the other proposal described in the accompanying Proxy Statement.
(Continued and to be signed on the reverse side.)

■
14475  ■

SPECIAL MEETING OF STOCKHOLDERS OF
BENJAMIN FRANKLIN BANCORP, INC.
____, 2009

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -
TELEPHONE- Call toll-free 1-800-PROXIES
(1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
       - OR -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the date of the Special meeting.
â  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.   â
■    20430000000000000000    8                                                      051007

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							To approve one or more adjournments of the special meeting, if necessary or appropriate, including adjourments to permit futher solicitation of proxies in favor of the merger.	FOR ☐	AGAINST ☐	ABSTAIN ☐

1.	To adopt the Amended and Restated Agreement and Plan of Merger, dated as of December 4, 2008 by and among Independent Bank Corp., Independent Acquisition Subsidiary, Inc., Rockland Trust Company, Benjamin Franklin Bancorp and Benjamin Franklin Bank, and thereby to approve the transactions contemplated by the merger agreement, including the merger of Independent Acquisition Subsidiary, Inc. with and into Benjamin Franklin Bancorp;	For ☐	Against ☐	Abstrain ☐		2.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of the Special Meeting of Stockholders and Proxy Statement for the Special Meeting of Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) pursuant to the revocation methods specified in the Proxy Statement.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
					☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■
■